UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2023

TIMBER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Mountainview Road, Suite 100
Warren, NJ 07059
(Address of principal executive offices)
Registrant’s telephone number, including area code: (908) 636-7160

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on August 20, 2023, Timber Pharmaceuticals, Inc. (“Timber” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LEO US Holding, Inc., (“Parent”), LEO Spiny Merger Sub, Inc., (“Merger Sub”) and LEO Pharma A/S, a Danish Aktieselskab, providing for, among other things, the merger of Merger Sub with and into Timber (the “Merger”), with Timber surviving the Merger as a wholly-owned subsidiary of Parent. In connection with the Merger Agreement, on August 30, 2023, Timber, Timber Pharmaceuticals, LLC, BioPharmX, Inc. Parent entered into a Secured Bridge Loan Agreement (the “Bridge Loan Agreement”), pursuant to which Parent has agreed to loan Timber an aggregate amount of $3.0 million (the “Bridge Loan”).

On October 27, 2023, Timber, Timber Pharmaceuticals, LLC, BioPharmX, Inc. and Parent entered into the First Amendment to the Bridge Loan Agreement (the “Bridge Loan Amendment”), whereby Parent agreed to increase the aggregate amount of the Bridge Loan by $3.5 million to a total of $6.5 million, paid as follows:

●	$1.8 million, upon the effectiveness of the Bridge Loan Amendment (which was paid on October 27, 2023); and

●	$1.7 million, no earlier than November 13, 2023.

The foregoing description of the Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03, and is qualified in its entirety by reference to the full text of the Bridge Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously disclosed, on October 16, 2023, Timber convened and adjourned its 2023 Special Meeting of Stockholders (the “Special Meeting”) being held to consider and vote on the following proposals: (1) the adoption of the Agreement and Plan of Merger, dated as of August 20, 2023, by and among the Company, LEO US Holding, Inc., LEO Spiny Merger Sub, Inc. and LEO Pharma A/S, as it may be amended, supplemented or otherwise modified from time to time; (2) the approval, on an advisory basis, of the compensation that may be paid or become payable to the Company’s named executive officers in connection with or following the consummation of the Merger; and (3) the adjournment of the Special Meeting if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting or any adjournment or postponement thereof.

On October 30, 2023, the Company reconvened the Special Meeting. Present at the reconvened Special Meeting, in person or by proxy, were holders of 1,191,656 shares of the Company’s common stock, representing at least 34% of the voting power of the capital stock issued and outstanding and entitled to vote at the Special Meeting as of September 7, 2023 (the “Record Date”), which constituted a quorum for the transaction of business. Pursuant to the Company’s amended and restated bylaws, the Company’s stockholders approved an adjournment of the reconvened Special Meeting to 12:00 p.m. Eastern Time on November 17, 2023, to allow additional time for stockholders to vote on the proposals (the “Adjournment Proposal”).

The votes cast with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions
1,039,324	141,530	10,802

The stockholders approved the Adjournment Proposal.

Accordingly, the reconvened Special Meeting was adjourned to 12:00 p.m., Eastern Time, on November 17, 2023, via the Internet. The Company’s stockholders of record as of the Record Date will continue to be entitled to vote at the reconvened Special Meeting. Stockholders may attend the Special Meeting at the website address https://viewproxy.com/tmbrsm/2023/.

Additional Information about the Proposed Merger Transaction and Where to Find It

This communication relates to the proposed merger transaction involving Timber and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Timber has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”), which was mailed on September 12, 2023 to shareholders of Timber as of September 7, 2023, the record date established for voting. This communication is not a substitute for the Proxy Statement or for any other document that Timber may file with the SEC or send to Timber’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TIMBER ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIMBER, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to Timber’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by Timber with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Timber with the SEC will also be available free of charge on Timber’s website at www.timberpharma.com or by contacting Timber’s Investor Relations contact at sprince@pcgadvisory.com.

Participants in the Solicitation

Timber and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Timber’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Timber and their ownership of shares of Timber’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on May 1, 2023 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Timber generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Timber has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Timber’s control. Timber’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Timber’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the final calculation of the Black Scholes value of certain of Timber’s warrants, which value will impact the amount of upfront cash consideration to be received by Timber stockholders and is subject to significant change based on certain variables, including the actual trading price of Timber at the time of the merger and the volatility of Timber common stock prior to the merger, and which Timber will only be able to fully calculate until the closing date of the merger and could be significantly higher in value than currently determined by Timber; (iii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (v) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; (vi) the contingent value rights payments under the Contingent Value Rights Agreement are tied to Timber’s ability to obtain regulatory approvals or commercialize Timber’s products, including the results of any ongoing or future clinical trials which may not satisfy U.S. regulatory authorities; (vii) the regulatory approval process is expensive, time consuming and uncertain and (viii) those risks detailed in Timber’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Timber from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Timber cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Timber undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

10.1	First Amendment to Secured Bridge Loan Agreement, dated October 27, 2023, by and among Timber Pharmaceuticals, Inc., Timber Pharmaceuticals, LLC, BioPharmX, Inc. and LEO US Holding, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBER PHARMACEUTICALS, INC.

Date: October 30, 2023	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer